UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 27, 2011
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-10.2

EXPLANATORY NOTE
We are filing this Amendment No. 1 to our Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 29, 2011 primarily to file the complete Investment Agreements between First BanCorp (the “Corporation”) and Oaktree Capital Management, L.P. dated as of June 24, 2011, and between the Corporation and institutional investors advised by Wellington Management Company, L.L.P. dated as of June 27, 2011.
Item 1.01. Entry into a Material Definitive Agreement.
The Corporation did not identify institutional investors advised by Wellington Management Company, L.L.P. as the 9.9% investor in the body of the Form 8-K filed June 29, 2011 or in Exhibit 10.2. The Corporation is filing this amendment to disclose that institutional investors advised by Wellington Management Company, L.L.P. are, collectively, the 9.9% investor.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description of Exhibit

10.1	Investment Agreement between First BanCorp and Oaktree Capital Management, L.P. dated as of June 24, 2011

10.2	Investment Agreement between First BanCorp and institutional investors advised by Wellington Management Company, L.L.P. dated as of June 27, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2011	FIRST BANCORP

	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit	Description of Exhibit

10.1	Investment Agreement between First BanCorp and Oaktree Capital Management, L.P. dated as of June 24, 2011

10.2	Investment Agreement between First BanCorp and institutional investors advised by Wellington Management Company, L.L.P. dated as of June 27, 2011